EXHIBIT 99.3

                                           REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
GolfWeb:

We have reviewed the accompanying balance sheet of GolfWeb as of September 30, 1997, and the related statements of operations, shareholders' equity and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the Company's management.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we am no aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has insufficient funds available to fund its operations and has incurred losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

COOPERS & LYBRAND L.L.P.


San Jose, California
December 31, 1997

                                     GOLFWEB
                                  BALANCE SHEET
                               September 30, 1997
                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                      -----

                           ASSETS

Current assets:
   Cash and cash equivalents                                     $1,420,808
   Accounts receivable                                              197,457
   Prepaid advertising                                              891,666
   Prepaids and other current assets                                 85,016
                                                                 ----------
         Total current assets                                     2,594,947
Property and equipment, net                                         827,553
Other assets                                                         51,976
                                                                 ----------
         Total assets                                            $3,474,476
                                                                 ==========

            LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Current portion of note payable to bank                        $126,188
   Accounts payable                                                175,467
   Accrued liabilities                                             104,455
   Accrued compensation                                            311,204
   Deferred revenue                                                148,557
   Current portion of capital lease obligations                    163,469
                                                                 ---------
      Total current liabilities                                  1,029,340
Note payable to bank                                               256,706
Capital lease obligations, less current portion                    108,134
                                                                 ---------
         Total liabilities                                       1,394,180
                                                                 ---------

Commitments (Note 6).

Redeemable convertible preferred shares, no par value:
   Authorized:  9,409,000 shares;
   Series A:
      Designated:  1,654,500 shares;
      Issued and outstanding: 1,654,500 shares in 1997           1,627,930
      Liquidation value:  $1,654,500
   Series A1:
      Designated:  1,654,500 shares;
      Issued and outstanding: none in 1997
   Series B:
      Designated:  1,800,000 shares;
      Issued and outstanding: 1,775,000 shares in 1997           3,521,600
      Liquidation value:  $3,550,000
   Series B1:
      Designated:  1,800,000 shares;
      Issued and outstanding:  none in 1997
   Series C:
      Designated 2,500,000 shares;
      Issued and outstanding:  1,290,376 shares in 1997          5,993,795
      Liquidation value:  $6,271,227

Common shares, no par value:
   Authorized:  17,500,000  shares;
   Issued and outstanding: 1,381,999 shares in 1997                25,181
Additional paid-in capital                                         20,100
Accumulated deficit                                            (9,108,310)
                                                               ----------
      Total shareholders' equity                                2,080,296
                                                               ----------
         Total liabilities and shareholders' equity            $3,474,476
                                                               ==========

                                     GOLFWEB
                             STATEMENT OF OPERATIONS

                  for the nine months ended September 30, 1997

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                      -----



Revenues:

   Advertising and other                                            $   629,984
   Pro shop                                                             600,909
                                                                    -----------
      Total revenues                                                $ 1,230,893

Cost of goods sold                                                      519,502
                                                                    -----------
      Gross profit                                                      711,391
                                                                    -----------

Operating Expenses:

   Content cost and other cost of revenues                            1,623,903
   Research and development                                           1,041,517
   Sales and marketing                                                2,437,090
   General and administrative                                           706,872
                                                                    -----------
      Total operating expenses                                        5,809,382
                                                                    -----------

      Operating loss                                                  5,097,991

Interest income, net                                                     15,484
                                                                    -----------

      Net loss                                                      $ 5,082,507
                                                                    ===========

      Net loss per share                                            ($     3.44)

      Weighted  average shares used in net
        loss per share calculations                                   1,478,895

                                     GOLFWEB

                             STATEMENT OF CASH FLOWS

                  for the nine months ended September 30, 1997

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                      -----

Cash flows from operating activities:
  Net loss                                                          $(5,082,507)
   Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation                                                       282,453
     Provision for doubtful accounts                                     13,314
     Exchange of note receivable for common shares                        8,711
     Common shares issued for consulting services                           450
     Changes in assets and liabilities:
      Accounts receivable                                               (99,818)
      Prepaids and other current assets                                  (6,649)
      Prepaid advertising                                               108,334
      Accounts payable and accrued expenses                            (102,868)
      Accrued compensation                                              203,310
      Deferred revenue                                                   96,365
        Net cash used in operating activities                        (4,578,905)
                                                                    -----------

Cash flows from investing activities:
  Acquisition of property and equipment                                (467,699)
  Other assets                                                           (4,848)
                                                                    -----------
        Net cash used in investing activities                          (472,547)
                                                                    -----------

Cash flows from financing activities:
  Proceeds from bridge loan                                           1,250,000
  Payment of bridge loan                                             (1,250,000)
  Proceeds from issuance of preferred shares, net of                  4,993,795
  issuance costs
  Proceeds from exercise of stock options                                 8,314
  Repurchase of shares from terminating employee                         (1,433)
  Proceeds from note payable to bank                                    334,713
  Principal payments of long term debt                                 (118,889)
                                                                    -----------
        Net cash provided by financing activities                     5,216,500
                                                                    -----------

Net increase in cash and cash equivalents                               165,048

Cash and cash equivalents at beginning of period                      1,255,760
                                                                    -----------

Cash and cash equivalents at end of period                          $ 1,420,808
                                                                    ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash payments for interest                                        $    57,845

SUPPLEMENTAL DISCLOSURE OF NONCASH TRANSACTIONS:
  Prepaid advertising received in exchange for preferred            $ 1,000,000
  shares



                                     GOLFWEB

                        STATEMENT OF SHAREHOLDERS' EQUITY

                  for the nine months ended September 30, 1997

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                      -----
                                                    SERIES A                     SERIES B                    SERIES C
                                             ----------------------      -----------------------     -----------------------
                                              SHARES        AMOUNT         SHARES        AMOUNT        SHARES       AMOUNT
                                             ---------   ----------      ---------    ----------     ---------    ----------
Balances at January 1, 1997                  1,654,000   $1,627,930      1,775,000    $3,521,600
  Issuance of Series C preferred shares
    for cash and advertising, net of
    issuance costs of $277,435
                                                                                                     1,290,376    $5,993,795
Common shares issued to
  consultants
Common shares
Exercise of stock options
Repayment of note receivable for
  common shares
Net loss
                                             ---------   ----------      ---------    ----------     ---------    ----------
Balances at September 30, 1997               1,654,000   $1,627,930      1,775,000    $3,521,600     1,290,376    $5,993,795
                                             =========   ==========      =========    ==========     =========    ==========

                                                                                          NOTES
                                                                                        RECEIVABLE
                                                 COMMON SHARES            ADDITIONAL       FOR                        TOTAL
                                             ----------------------        PAID-IN       COMMON       ACCUMULATED   SHAREHOLDERS
                                               SHARES     AMOUNT           CAPITAL        STOCK         DEFICIT        EQUITY
                                             ---------   ----------       ----------   -----------   ------------- ------------
Balances at January 1, 1997                  1,531,606   $   24,625       $20,100      $  (15,486)   $(4,025,803)  $1,152,966
  Issuance of Series C preferred shares
    for cash and advertising, net of
    issuance costs of $277,435
                                                                                                                   5,993,975
Common shares issued to
  consultants                                      900          450                                                      450
Common shares                                 (211,019)      (8,208)                       6,775                      (1,433)
Exercise of stock options                       60,512        8,314                                                    8,314
Repayment of note receivable for
  common shares                                                                            8,711                       8,711
Net loss                                                                                              (5,082,507)  (5,082,507)
                                             ---------   ----------      ----------    ----------    ------------  -----------
Balances at September 30, 1997               1,381,999   $   25,181       $20,100      $     --      $(9,108,310)  $2,080,296
                                             =========   ==========      ========      ==========    ============  ==========

                                     GOLFWEB

                          NOTES TO FINANCIAL STATEMENTS

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                      -----


1.    FORMATION AND BUSINESS OF THE COMPANY:

      GolfWeb (the Company), a California corporation, was incorporated on April 6, 1995. GolfWeb is a focused web-based information service for the golf community. Its mission is to provide "Everything Golf on the World Wide Web." The Company's business model focuses on deriving revenue from four sources: advertising, pro shop sales, licensing and services. Since inception, the Company has earned revenue primarily from advertising and product sales.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      BASIS OF PRESENTATION:

      The financial statements have been prepared on a basis of accounting which contemplates realization of assets and satisfaction of liabilities in the normal course of business. The Company has incurred losses that raise substantial doubt about its ability to continue as a going concern. The continued existence of the Company is dependent on the Company's ability to obtain adequate funding and eventually establish profitable operations Management expects to generate sufficient cash flows from operations and to obtain additional financing to meet its liabilities and operational needs. The financial statements do not include any adjustments that may result from the outcome of these uncertainties.

      USE OF ESTIMATES:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      FINANCIAL INSTRUMENTS AND CONCENTRATIONS:

      Cash equivalents include highly liquid investments with original or remaining maturities of three months or less at the date of purchase and consist primarily of money market funds and commercial paper. The Company's cash and cash equivalents as of September 30, 1997 are on deposit with six high quality financial institutions. The Company has not experienced any material losses relating to any financial instruments.

                                     GOLFWEB

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                      -----


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:
      FINANCIAL INSTRUMENTS AND CONCENTRATIONS, continued:

      The amounts reported for cash equivalents, receivables, debt obligations and other financial instruments are considered to approximate fair values based upon comparable market information available at September 30, 1997. Financial instruments that potentially subject the Company to concentrations of credit risks consist principally of cash and cash equivalents, accounts receivable and payable and bank lines of credit.

      At September 30, 1997, two customers accounted for 18% and 29% of accounts receivable.

      PROPERTY AND EQUIPMENT:

      Property and equipment are stated at cost and depreciated on the straight-line basis over estimated useful lives of three years. Leasehold improvements are amortized on a straight-line basis over the shorter of the estimated useful life or term of the related lease.

      REVENUE RECOGNITION:

      Revenue under advertising contracts is deferred and recognized on a straight-line basis over the life of the contract. The Company recognizes revenue from product sales upon verification of shipment.

      RESEARCH AND DEVELOPMENT:

      Research and development expenditures are charged to operations as incurred.

      INCOME TAXES:

      The Company uses the liability method whereby deferred tax asset and liability account balances are calculated at the balance sheet date using current tax laws and rates in effect. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

                                     GOLFWEB

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                       ---

 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

      ADVERTISING EXPENSE:

      Advertising costs are expensed as incurred. During the nine months ended September 30, 1997, advertising expense was approximately $411,000.

3.    PROPERTY AND EQUIPMENT:

      Property and equipment include assets acquired under capital leases of $494,927, with related accumulated amortization of $222,293 at September 30, 1997, respectively. Property and equipment consist of the following at September 30, 1997:

       Software                                                   $  197,776
       Computers and equipment                                       902,971
       Furniture and fixtures                                        159,176
       Leasehold improvements                                         33,220
                                                                  ----------
                                                                   1,293,143
       Less accumulated depreciation and amortization               (465,590)
                                                                  ----------
                                                                  $  827,553
                                                                  ==========
4.    CAPITAL LEASE OBLIGATIONS:

      During 1995, the Company entered into a $250,000 line of credit with a leasing company and had an option to extend the line up to $500,000. In 1996, the Company elected to extend the line to $500,000. The Company could draw against the line of credit through August 30, 1997, subject to a three month extension. The lease line of credit accrues interest on the outstanding balance at a rate of approximately 7% per annum, The Company currently leases furniture and equipment under six capital leases which expire in October 1998 through July 1999. Upon termination of the leases, the Company will have the option to purchase the furniture and equipment, renew the lease term, or return the furniture and equipment to the lessor. Future minimum lease payments are as follows:

                                     GOLFWEB

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                      ---

          YEAR ENDING DECEMBER 31,
          ------------------------

          1997                                                $   45,731
          1998                                                   172,725
          1999                                                    70,630
                                                              ----------
                                                                 289,086
          Less amount representing interest                       17,483
                                                              ----------
                                                                 271,603
          Less current portion                                   163,469
                                                              $  108,134
                                                              ==========

                                     GOLFWEB

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                       ---

5.    NOTE PAYABLE:

      The Company has an equipment line of credit agreement with a financial institution under which it can borrow up to $750,000 through November 15, 1997 at the institution's prime rate (8.25% at September 30, 1997) of which $382,894 was outstanding at September 30, 1997. At November 15, 1997, the line of credit converts into a note payable which is to be paid in 36 equal principal payments plus accrued interest at 8.5% per annum commencing on December 15, 1997. In conjunction with the line of credit, the Company issued a warrant to the institution to purchase 7,500 shares of convertible preferred stock (see Note 7). Borrowings under the line of credit are collateralized by substantially all of the Company's assets- In addition, the line of credit agreement contains restrictive covenants, including requirements that the Company maintain certain financial ratios.

      Annual maturities of the note payable as of September 30, 1997 are as follows:

           YEAR ENDING DECEMBER 31,
           ------------------------

           1997                                             $  11,472
           1998                                               137,659
           1999                                               137,659
           2000                                                96,104
                                                            ---------
                                                              382,894
           Less current portion                               126,188
                                                            ---------
                                                            $ 256,706
                                                            =========

                                     GOLFWEB

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                       ---

6.    COMMITMENTS:

      In October 1995, the Company entered into an agreement to lease a new facility. In November 1996, the Company amended the lease to include additional space. This operating lease expires in December 1998. Rent expense related to the facility lease was approximately $109,835 for the nine months ended September 30, 1997. In September 1996, the Company entered into a sublease agreement with another building tenant to lease additional space through August 1998. Rent expense related to the sublease was approximately $28,253 for nine months ended September 30, 1997. Future lease payments, including the sublease, are as follows:

           YEAR ENDING DECEMBER 31,
           ------------------------

           1997                                             $  39,505
           1998                                               146,473
                                                            ----------
                                                            $ 185,978
                                                            ==========
7.    SHAREHOLDERS' EQUITY:

      SERIES A, B AND C REDEEMABLE CONVERTIBLE PREFERRED SHARES:

      DESIGNATION OF REDEEMABLE CONVERTIBLE PREFERRED SHARES:
      The Company authorized 9,409,000 shares to be issued. Of those shares, the Company designated 1,654,500 shares as Series A preferred stock, 1,654,500 shares as Series Al preferred stock, 1,800,000 shares as Series B preferred stock, 1,800,000 shares of Series B1 preferred stock and 2,500,000 shares of Series C preferred stock. The rights and preferences of the Series Al and Series BI preferred stock are similar to the rights and preferences of the Series A and Series B preferred stock.

      DIVIDENDS:

      The holders of the Series A and Al, Series B and B I and Series C redeemable convertible preferred shares (preferred shares) are entitled to receive, in any fiscal year, when and as declared by the Board of Directors, out of any assets legally available, dividends in the amount per share equal to $0.08, $0.16 and $0.39, respectively, before and in preference to any dividends paid on common shares.

                                     GOLFWEB

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                       ---

7.    SHAREHOLDERS' EQUITY, CONTINUED:

      The right to such dividends on the preferred shares is not cumulative, and no right shall accrue to holders of preferred shares by reason of the fact that dividends on such shares are not declared in any prior year, nor will any undeclared or unpaid dividend bear or accrue interest. As of September 30, 1997, no dividends have been declared or paid.

      SERIES A, B AND C REDEEMABLE CONVERTIBLE PREFERRED SHARES:

      LIQUIDATION:

      In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, the holders of the then outstanding preferred shares are entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of the common shares, the amount of $1.00 per share for Series A and Al preferred shares, $2.00 per share for Series B and BI preferred shares and $4.86 per share for Series C preferred shares, plus any declared but unpaid dividends for each preferred share. If, upon occurrence of such event, the assets and funds thus distributed among the holders of the preferred shares shall be insufficient to permit the payment to such holders to the full preferential amount, then the entire assets and funds of the Company legally available for distribution will be distributed among the holders of the then outstanding preferred shares, pro rata, according to the number of outstanding shares held by each holder thereof.

      REDEMPTION

      :
      Upon delivery to the Company prior to June 30, 2002 of a written election signed by the holders of 75% of the then outstanding shares of preferred shares, voting together as a single class, the Company will be required to redeem on July 30, 2002 and each successive anniversary thereof from each holder of preferred shares, out of funds legally available, at least 25% of each of the shares held by each holder of such shares on the date the Company receives the written request. The redemption price will be an amount equal to the original issuance price of preferred shares, plus any declared but unpaid dividends on such shares.

                                     GOLFWEB

                          NOTES TO FINANCIAL STATEMENTS

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                      ----


7.    SHAREHOLDERS' EQUITY, CONTINUED:

      CONVERSION:

      The preferred shares are convertible, at the option of the holders, into such number of shares of common shares, as is determined by dividing the original issuance price for each share of preferred shares by the conversion price (as defined and subject to certain adjustments). Conversion is automatic upon the closing of a firm commitment under written public offering of the Company's common shares at a price per share of not less than $7.00 and aggregate offering proceeds of not less than $7,500,000. The Company has reserved 4,719,876 common shares for issuance in the event of conversion.

      SERIES A, B AND C REDEEMABLE CONVERTIBLE PREFERRED SHARES:

      VOTING:

      The holder of each share of preferred shares is entitled to the number of votes equal to the number of whole shares of the Company's common shares into which such holder's shares of preferred shares could be converted on the record date for the vote or written consent of the shareholders; has voting fights and powers equal to the voting rights and powers of the common shares, and vote as a single class with the common shareholders.

      COMMON SHARES:

      The Company is authorized to issue 17,500,000 shares of common shares with no par value.

      STOCK REPURCHASE AGREEMENTS:

      In May 1995, the Company issued 1,361,250 common shares to its founders at a price of $0.01 per share in exchange for each founder's fight, title and interest (rights) in and to the Company. Under the stock purchase agreement, the Company has the option to repurchase the founders' unvested common shares should they cease to be employed at the holder's original purchase price. The Company's repurchase right generally lapses at a rate of 1/48 per month beginning on the first vest month. In 1997, the Company repurchased 143,269 common shares issued to founders. At September 30, 1997 69,750 out-standing common shares were subject to repurchase and were subsequently repurchased in October 1997. The Company also has the right of first refusal for any common shares purchased

                                     GOLFWEB

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                       ---

7.    SHAREHOLDERS' EQUITY, CONTINUED:

      under these agreements that are no longer subject to the Company's repurchase right should a holder desire to sell or transfer such common shares.

      WARRANTS:

      During 1995, the Company issued a warrant in connection with the extension of a lease line of credit to purchase up to 40,000 of the Company's common shares at $1.00 per share. As of September 30, 1997, the fight to purchase 40,000 shares was exercisable under the warrant, The warrant expires October 30, 2002. The Company has reserved 40,000 common shares for issuance in the event of exercise.

      WARRANTS, continued:

      During 1996, the Company issued warrants in connection with the extension of the line of credit to purchase up to 7,500 shares of preferred shares determined based on the balance of draws against the line at a price equal to the most recent financing. The warrants have a term of five years and, as of September 30, 1997 5,072 shares were exercisable, The Company has reserved sufficient preferred shares for issuance in the event of exercise- The value of such warrants was not material.

      STOCK OPTION ACTIVITY AND PLAN:

      In June 1995, the Company adopted the 1995 Equity Incentive Plan (the
      Plan) and reserved 1,113,750 common shares for issuance to employees, directors and consultants of the Company. The Plan expires in 2005. Under the Plan, incentive options to purchase the Company's common shares may be granted to employees at prices not lower than fair market value at the date of grant, as determined by the Board of Directors. Nonstatutory options (options which do not qualify as incentive options) may be granted to key employees, including directors and consultants, at prices not lower than 85% of fair market value at the date of grant (110% in certain cases), as determined by the Board of Directors. The Board also has the authority to set the term of the options (no longer than ten years from date of grant; five years in certain instances)- Options granted generally vest over four years, at the rate of 25% one year from the date of hire and 1/48 each month thereafter. Unexercised options expire three months after termination of employment with the Company.

                                     GOLFWEB

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                       ---

7.  SHAREHOLDERS' EQUITY, CONTINUED:

      Stock option activity under the Plan is summarized as follows:

                                 OPTIONS
                                AVAILABLE   OPTIONS
                                   FOR       UNDER      EXERCISE    AGGREGATE
                                  GRANT       PLAN       PRICE        PRICE
                                ---------  --------   -----------  ----------
       Balances at January 1,   795,253    458,141    $0.10-$0.40  $  57,638
       1997
          Options repurchased   67,750
           Options granted    (726,075)    726,075    $0.40-$0.50    308,953
          Options exercised                (60,512)   $0.10-$0.50    ( 8,214)
          Options canceled     160,257    (160,257)   $0.10-$0.40    (28,463)
                               -------    --------    ----- -----    -------
       Balances at September   297,185     963,447    $0.10-$0.50  $ 329,914
       30, 1997                =======     =======    ===== =====  =========


      As of September 30, 1997, options to purchase 183,904 common shares were exercisable.

      STOCK OPTION ACTIVITY AND PLAN, continued:

      The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation (SFAS No. 123). " Accordingly, no compensation cost has been recognized for the Plan. The impact on the Company's net loss would be immaterial had compensation cost for the Plan been determined based on the fair value at the grant date for awards in 1997 consistent with the provisions of WAS No. 123. However, this result is not likely to be representative of the effects on reported net income for future years. The fair value of each option and warrant grant is estimated on the date of grant using the minimum value method assuming an expected life of four years and a risk-free interest rate of 6%. The weighted average expected life was calculated based on the vesting period and the exercise behavior of each option and warrant granted, The risk-free interest rate was calculated in accordance with the grant date and expected life calculated for each option and warrant granted.

                                     GOLFWEB

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)

                                       ---


7.  SHAREHOLDERS' EQUITY, continued:

      STOCK OPTION PLAN:

      The options outstanding and currently exercisable by exercise price at September 30, 1997 is as follows:

                                                       OPTIONS CURRENTLY
             OPTIONS OUTSTANDING                          EXERCISABLE
     --------------------------------------------   ----------------------
                             WEIGHTED
                             AVERAGE      WEIGHTED                 WEIGHTED
                             REMAINING    AVERAGE                 AVERAGE
     EXERCISE     NUMBER    CONTRACTUAL   EXERCISE     NUMBER      EXERCISE
      PRICES   OUTSTANDING  LIFE (YEARS)    PRICE    EXERCISABLE    PRICE
     --------  -----------  ------------  --------   -----------  ---------
      $0.10     196,622        8.24       $0.10         99,326       $0.10
      $0.20      74,500        8.96       $0.20         19,374       $0.20
      $0.40     508,100        9.36       $0.40         64,204       $0.40
      $0.50     184,225        9.75       $0.50          1,000        $.50

8.    INCOME TAXES:

      Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using current tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

                                     GOLFWEB

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)


8.    INCOME TAXES, CONTINUED:

      The following table shows the major components of the net deferred tax assets at September 30, 1997:

           Property and equipment               $     10,367
           Deferred revenue                           59,170
           Accrued vacation                           18,578
           Other liabilities and reserves             11,837
           Net operating loss carryforward         3,281,081
           Research and development credit            16,271
                                                ------------
                                                   3,397,304
           Valuation allowance                    (3,397,304)
                                                ------------
           Net deferred tax asset               $        --
                                                ============

      The Company has placed a valuation allowance against its net deferred tax assets due to the uncertainty surrounding the realization of such assets.

      At September 30, 1997, the Company had federal and state income tax net operating loss carryforwards for tax purposes of approximately $8,894,000 and $4,404,000, respectively. These federal and state carryforwards expire in years 2004 to 2012.

      The Tax Reform Act of 1986 substantially changed the rules relative to net operating loss carryforwards in the event of an "ownership change" of a corporation. Future changes in ownership may result in limitations on the annual utilization of net operating loss carryforwards.

9.    EMPLOYEE BENEFIT PLAN:

      During 1995, the Company adopted a defined Contribution Plan (the Plan) which is intended to qualify under section 40 1 (k) of the Internal Revenue Code of 1986, as amended. The Plan covers essentially all employees. The Company may make matching contributions. No contributions were made in 1997.

                                     GOLFWEB

                  (UNAUDITED - SEE ACCOUNTANTS' REVIEW REPORT)


10.   SUBSEQUENT EVENT:

      In October 1997, the Company issued 411,522 shares of Series C preferred stock to an existing shareholder.

                                    GOLFWEB
remained available under the lease line of credit. Future minimum lease payments are as follows:

          YEAR ENDING DECEMBER 31,

          1997                                 $ 182,925
          1998                                   172,725
          1999                                    70,630
                                               ---------
                                                 426,280
          Less amount representing interest       35,788
                                              ----------
                                                 390,492
          Less current portion                   159,964
                                               ---------
                                               $ 230,528
                                               =========

5.    NOTE PAYABLE:

      The Company has an equipment line of credit agreement with a financial institution under which it can borrow up to $750,000 at the institution's prime rate (8.25% at December 31, 1996) of which $48,181 was outstanding at December 31, 1996. In conjunction with the line of credit, the Company issued a warrant to the institution to purchase 7,500 shares of convertible preferred stock (see Note 7). Borrowings under the line of credit are collateralized by substantially all of the Company's assets. In addition, the line of credit agreement contains restrictive covenants, including requirements that the Company maintain certain financial ratios.

      Annual maturities of the note payable as of December 31, 1996 are as follows:

           YEAR ENDING DECEMBER 31,

           1997                                $  2,008
           1998                                  16,060
           1999                                  16,060

   The accompanying notes are an integral part of these financial statements.

                                    GOLFWEB

           2000                                  14,053
                                               --------
                                                 48,181
           Less current portion                   2,008
                                               --------
                                               $ 46,173
                                               ========
6.    COMMITMENTS:

      In October 1995, the Company entered into an agreement to lease a new facility. In November 1996, the Company amended the lease to include additional space. This operating lease expires in December 1998. Rent expense related to the facility lease was approximately $88,777 and $20,913 for the year ended December 31, 1996 and for the period from April 6, 1995 (date of inception) to December 31, 1995, respectively. In September 1996, the Company entered into a sublease agreement with another building tenant to lease additional space through August 1998. Rent expense related to the sublease was approximately $12,557 for 1996. Future lease payments, including the sublease, are as follows:

           YEAR ENDING DECEMBER 31,

           1997                              $ 158,880
           1998                                146,473
                                             ---------
                                             $ 305,353
                                             =========
7.    SHAREHOLDERS' EQUITY:

      SERIES A AND B REDEEMABLE CONVERTIBLE PREFERRED SHARES:

      DESIGNATION OF REDEEMABLE CONVERTIBLE PREFERRED SHARES:

      In 1996, the Company authorized 6,909,000 shares to be issued. Of those shares, the Company designated 1,654,500 shares as Series A preferred stock, 1,654,500 shares as Series A1 preferred stock, 1,800,000 shares as Series B preferred stock and 1,800,000 shares of Series B1 preferred stock. The rights and preferences of the Series A1 and Series B1 preferred stock are similar to the rights and preferences of the Series A and Series B preferred stock.

   The accompanying notes are an integral part of these financial statements.

                                    GOLFWEB

      DIVIDENDS:

      The holders of the Series A and A1 and Series B and B1 redeemable convertible preferred shares (preferred shares) are entitled to receive, in any fiscal year, when and as declared by the Board of Directors, out of any assets legally available, dividends in the amount per share equal to $0.08 and $0.16, respectively, before and in preference to any dividends paid on common shares.

      The right to such dividends on the preferred shares is not cumulative, and no right shall accrue to holders of preferred shares by reason of the fact that dividends on such shares are not declared in any prior year, nor will any undeclared or unpaid dividend bear or accrue interest. As of December 31, 1996, no dividends have been declared or paid.

      LIQUIDATION:

      In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, the holders of the then outstanding preferred shares are entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of the common shares, the amount of $1.00 per share for Series A and A1 preferred shares and $2.00 per share for Series B and B1 preferred shares, plus any declared but unpaid dividends for each preferred share. If, upon occurrence of such event, the assets and funds thus distributed among the holders of the preferred shares shall be insufficient to permit the payment to such holders to the full preferential amount, then the entire assets and funds of the Company legally available for distribution will be distributed among the holders of the then outstanding preferred shares, pro rata, according to the number of outstanding shares held by each holder thereof.

      SERIES A AND B REDEEMABLE CONVERTIBLE PREFERRED SHARES:

      REDEMPTION:

      Upon delivery to the Company prior to June 30, 2002 of a written election signed by the holders of 75% of the then outstanding shares of preferred shares, voting together as a single class, the Company will be required to redeem on July 30, 2001 and each successive anniversary thereof from each holder of preferred shares, out of funds legally available, at least 25% of each of the shares held by each holder of such shares

   The accompanying notes are an integral part of these financial statements.

                                    GOLFWEB

7.  SHAREHOLDERS' EQUITY, CONTINUED:

      on the date the Company receives the written request. The redemption price will be an amount equal to the original issuance price of preferred shares, plus any declared but unpaid dividends on such shares.

      CONVERSION:

      The preferred shares are convertible, at the option of the holders, into such number of shares of common shares, as is determined by dividing the original issuance price for each share of preferred shares by the conversion price (as defined and subject to certain adjustments). Conversion is automatic upon the closing of a firm commitment under written public offering of the Company's common shares at a price per share of not less than $7.00 and aggregate offering proceeds of not less than $7,500,000. The Company has reserved 3,429,500 common shares for issuance in the event of conversion.

      VOTING:

      The holder of each share of preferred shares is entitled to the number of votes equal to the number of whole shares of the Company's common shares into which such holder's shares of preferred shares could be converted on the record date for the vote or written consent of the shareholders; has voting rights and powers equal to the voting rights and powers of the common shares, and vote as a single class with the common shareholders.

      Common Shares:

      The Company is authorized to issue 15,000,000 shares of common shares with no par value.

      STOCK REPURCHASE AGREEMENTS:

      In May 1995, the Company issued 1,361,250 common shares to its founders at a price of $0.01 per share in exchange for each founder's right, title and interest (rights) in and to the Company. Under the stock purchase agreement, the Company has the option to repurchase the founders' unvested common shares should they cease to be employed at the holder's original purchase price. The Company's repurchase right generally lapses at a rate of 1/48 per month beginning on the first vest month. At December 31, 1996 and 1995, 737,344 and 1,077,656 outstanding common shares were subject to repurchase, respectively. The Company also has the right of first refusal for any common shares

   The accompanying notes are an integral part of these financial statements.

                                    GOLFWEB

7.    SHAREHOLDERS' EQUITY, CONTINUED:

      purchased under these agreements that are no longer subject to the Company's repurchase right should a holder desire to sell or transfer such common shares.

      The Company issued 154,856 of restricted common shares in August 1995 under the Equity Incentive Plan. These shares contain provisions for the repurchase of common shares by the Company in the event of termination of employment during the four years following the date of certain vesting dates. These shares are generally released from the repurchase provision ratably over 48 months beginning on certain vesting dates. At December 31, 1996 and 1995, 103,237 and 154,856 shares were subject to repurchase under these stock purchase agreements, respectively.

      WARRANTS:

      During 1995, the Company issued a warrant in connection with the extension of a lease line of credit to purchase up to 40,000 of the Company's common shares at $1.00 per share. As of December 31, 1996, the right to purchase 40,000 shares was exercisable under the warrant. The warrant expires October 30, 2002. The Company has reserved 40,000 common shares for issuance in the event of exercise.

      During 1996, the Company issued warrants in connection with the extension of the line of credit to purchase up to 7,500 shares of common shares at a price of $5.00 per share. The warrants have a term of five years, and as of December 31, 1996, none were exercisable. The Company has reserved 7,500 common shares for issuance in the event of exercise.

      STOCK OPTION ACTIVITY AND PLAN:

      In June 1995, the Company adopted the 1995 Equity Incentive Plan (the
      Plan) and reserved 1,113,750 common shares for issuance to employees, directors and consultants of the Company. The Plan expires in 2005. Under the Plan, incentive options to purchase the Company's common shares may be granted to employees at prices not lower than fair market value at the date of grant, as determined by the Board of Directors. Nonstatutory options (options which do not qualify as incentive options) may be granted to key employees, including directors and consultants, at prices not lower than 85% of fair market value at the date of grant (110% in certain cases), as determined by the Board of Directors. The Board also has the authority to set the term of the options (no longer than ten years from date of grant; five years in certain instances). Options granted generally

   The accompanying notes are an integral part of these financial statements.

                                    GOLFWEB

7.    SHAREHOLDERS' EQUITY, CONTINUED:

      vest over four years, at the rate of 25% one year from the date of hire and 1/48 each month thereafter. Unexercised options expire three months after termination of employment with the Company.

      Stock option activity under the Plan is summarized as follows:


                                                                        Weighted
                              Options                                   Average
                             Available   Options    Exercise  Aggregate Exercise
                             For Grant  Under Plan   Price      Price     Price
                             ---------  ----------  --------  --------- --------
     Options reserved       1,113,750
     Options granted         (356,605)   356,605     $0.10    $ 35,660    $0.10
     Options exercised                  (154,856)    $0.10     (15,486)   $0.10
                            ---------   --------              --------    -----

Balances at December 31,      757,145    201,749     $0.10      20,174    $0.10
   1995
     Options reserved         300,000
     Options granted         (341,930)  341,930   $0.10-$0.40   46,068    $0.13
     Options exercised                   (5,500)  $0.10-$0.20     (600)   $0.11
     Options canceled          80,038   (80,038)     $0.10      (8,004)   $0.10
                              -------   -------               -------
Balances at December 31,      795,253   458,141   $0.10-$0.40 $ 57,638    $0.13
   1996                       =======   =======               ========

      As of December 31, 1996, options to purchase 59,530 common shares were exercisable. As of December 31, 1995, no options were exercisable.

      STOCK OPTION ACTIVITY AND PLAN, continued:

      The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation (SFAS No. 123)." Accordingly, no compensation cost has been recognized for the Plan. The impact on the Company's net income would be immaterial had compensation cost for the Plan been determined based on the fair value at the grant date for awards in 1996 and 1995 consistent with the provisions of SFAS No. 123. However, this result is not likely to be representative of the effects on reported net income for future years.

   The accompanying notes are an integral part of these financial statements.

                                    GOLFWEB

      The fair value of each option grant is estimated on the date of grant using the minimum value method assuming an expected life of four years and a risk-free interest rate of 5.79% to 6.45%. The weighted average expected life was calculated based on the vesting period

7.    SHAREHOLDERS' EQUITY, CONTINUED:

      and the exercise behavior of each option granted. The risk-free interest rate was calculated in accordance with the grant date and expected life calculated for each option granted.

      STOCK OPTION PLAN:

      The options outstanding and currently exercisable by exercise price at December 31, 1996 is as follows:

                                                       Options Currently
               Options Outstanding                         Exercisable
-------------------------------------------------   ------------------------
                        Weighted
                         Average       Weighted                  Weighted
                        Remaining      Average                  Average
 Exercise    Number    Contractual     Exercise     Number      Exercise
 Prices   Outstanding  Life (Years)     Price     Exercisable    Price
   $0.10    344,391       9.01          $0.10       59,148       $0.10
   $0.20    111,500       9.68          $0.20
   $0.40      2,250       9.97          $0.40          382       $0.40

8.    INCOME TAXES:

      Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using current tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized

   The accompanying notes are an integral part of these financial statements.

                                    GOLFWEB

8.    INCOME TAXES, CONTINUED:

      The following table shows the major components of the net deferred tax assets:

                                                    December 31,
                                             ------------------------
                                                 1996          1995
                                             ----------     ---------

           Property and equipment            $   (9,542)    $  (5,429)
           Deferred revenue                      48,166        48,168
           Accrued vacation                      12,183         4,676
           Other liabilities and reserves        14,026        (5,464)
           Net operating loss                 1,547,046       262,017
            carryforward
           Research and development               4,095
            credit                           ----------     ---------
                                              1,615,974       303,968

           Valuation allowance               (1,615,974)     (303,968)
                                             ----------     ---------
           Net deferred tax asset            $              $
                                             ==========     =========

      The Company has placed a valuation allowance against its net deferred tax assets due to the uncertainty surrounding the realization of such assets.

      At December 31, 1996, the Company had federal and state income tax net operating loss carryforwards for tax purposes of approximately $3,854,200 and $3,853,400, respectively. These federal and state carryforwards expire in years 2003 to 2011.

      The Tax Reform Act of 1986 substantially changed the rules relative to net operating loss carryforwards in the event of an "ownership change" of a corporation. Future changes in ownership may result in limitations on the annual utilization of net operating loss carryforwards.

9.    EMPLOYEE BENEFIT PLAN:

      During 1995, the Company adopted a defined Contribution Plan (the Plan) which is intended to qualify under section 401(k) of the Internal Revenue Code of 1986, as amended. The Plan covers essentially all employees. The Company may make matching contributions. No contributions were made in 1996 or 1995.

   The accompanying notes are an integral part of these financial statements.

                                    GOLFWEB

10.   SUBSEQUENT EVENT:

      In May 1997, the Company issued 1,290,376 Series C preferred shares for consideration of approximately $6,271,000. In connection with the agreement, the Company is committed to purchase $1,000,000 of advertising. The Series C preferred shares have rights and preferences similar to the Series A and B preferred shares.